LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED JULY 15, 2008

TO THE STATEMENTS OF ADDITIONAL INFORMATION

OF THE FUNDS LISTED IN SCHEDULE A

The following text replaces the section of the Statement of Additional Information titled “Portfolio Manager Compensation” or “Investment Professional Compensation”:

Portfolio Manager Compensation

ClearBridge investment professionals receive base salary, other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has incentive and deferred compensation plans (the “Plans”) for its investment professionals, including the fund’s portfolio manager(s) and research analysts. The Plans are designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Additionally, the deferred plans are designed to retain its investment professionals and reward long-term performance.

Incentive Compensation

Investment performance is the key component in determining the final incentive award for all of ClearBridge’s investment professionals. A portfolio manager’s initial incentive award is based on the investment professional’s ongoing contribution to ClearBridge’s investment and business results and externally measured competitive pay practices for the portfolio manager’s position/experience within the firm. This award is then adjusted upward or downward based on investment performance during the most recent year over a rolling 1, 3, and 5 year time period. Product performance is ranked among a “peer group” of non-ClearBridge investment managers and the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared).

The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data (e.g. primarily Lipper or Callan).

The 1, 3, and 5 year performance versus benchmark and peer group approximate effective weightings are 35% for trailing 1 year performance, 50% for trailing 3 year performance, and 15% for trailing 5 year performance.

Lastly, the incentive award for an investment professional may also be adjusted by ClearBridge’s Chief Investment Officer and Chief Operating Officer based on other qualitative factors such as contribution to the firm and the development of investment staff.

For ClearBridge’s centralized research professionals, there is an annual incentive compensation plan with a combined scorecard based on portfolio manager questionnaires/surveys, stock picking performance, and contribution to the firm. The analyst’s stock picks are tracked on a formal basis through Factset and make up a portion of the analyst’s overall scorecard performance. These stock picks are measured versus their respective sector indices.

Deferred Award

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. For portfolio managers, one-quarter of this deferral is invested in their primary managed product, one-quarter in a composite portfolio of the firm’s new products, and one-quarter in up to 14 elected proprietary ClearBridge-managed funds. Consequently, portfolio managers potentially could have 50% of their deferred award amount tracking the performance of their primary managed product. The final one-quarter of the deferral is received in the form of Legg Mason restricted stock shares.

For centralized research analysts, one-half of their deferral is invested in up to 14 elected proprietary funds, while one-quarter is invested in the new product composite and the remaining one-quarter is received in the form of Legg Mason restricted stock shares.

Legg Mason then makes a company investment in the proprietary ClearBridge-managed funds equal to the deferral amounts by fund. This investment is a company asset held on the Legg Mason balance sheet and paid out to the employees in shares upon vesting over a four year deferral period.

SCHEDULE A

Fund Name	Date of Statement of Additional Information
Legg Mason Partners Aggressive Growth Fund	December 20, 2007, as revised July 9, 2008

Legg Mason Partners Appreciation Fund	April 28, 2008

Legg Mason Partners Capital and Income Fund	April 28, 2008

Legg Mason Partners Capital Fund	April 28, 2008

Legg Mason Partners Convertible Fund	November 1, 2007

Legg Mason Partners Diversified Large Cap Growth Fund	February 20, 2008

Legg Mason Partners Dividend Strategy Fund	February 20, 2008

Legg Mason Partners Equity Fund	April 28, 2008

Legg Mason Partners Fundamental Value Fund	January 28, 2008, as revised July 9, 2008

Legg Mason Partners Investors Value Fund	April 28, 2008

Legg Mason Partners Large Cap Growth Fund	April 1, 2008, as revised July 9, 2008

Legg Mason Partners Mid Cap Core Fund	March 20, 2008, as revised July 9, 2008

Legg Mason Partners Small Cap Growth Fund	April 28, 2008

Legg Mason Partners Small Cap Value Fund	January 29, 2008

FDXX011174 07/08

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